UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2012

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13395	56-201079
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 10, 2012, David P. Cosper notified Sonic Automotive, Inc. (“Sonic”) that he intends to retire from his position as Sonic’s Vice Chairman and Chief Financial Officer effective at a yet to be determined date sometime during the first quarter of the 2013 calendar year.

Item 7.01	Regulation FD Disclosure

On September 10, 2012, Sonic issued a press release announcing that David P. Cosper notified Sonic that he intends to retire from his position as Sonic’s Vice Chairman and Chief Financial Officer effective at a yet to be determined date sometime during the first quarter of the 2013 calendar year.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of Sonic Automotive, Inc. dated September 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ Stephen K. Coss
Stephen K. Coss
Senior Vice President and General Counsel

Dated: September 11, 2012

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Sonic Automotive, Inc. dated September 10, 2012

4